Exhibit 99.2

This Statement on Form 4 is filed by Verso Paper Management LP, Verso Paper Investments LP, Verso Paper Investments Management LLC, CMP Apollo LLC, Apollo Management VI, L.P., AIF VI Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P., and Apollo Management Holdings GP, LLC.  The address of the principal office of each of VP Management, VP Investments, Investments Management LLC, CMP Apollo LLC, Management VI, AIF VI LLC, Apollo Management, Management GP, Management Holdings and Holdings GP is c/o Apollo Management VI, L.P., 9 West 57th Street, New York, NY 10019.

Name of Designated Filer:  Verso Paper Management LP

Date of Event Requiring Statement:  September 13, 2011

Issuer Name and Ticker or Trading Symbol:  Verso Paper Corp. (VRS)

VERSO PAPER MANAGEMENT LP

By:	Verso Paper Investments LP
Its General Partner

	By:	Verso Paper Investments Management LLC
Its General Partner

		By:	CMP Apollo LLC
Its sole and managing member

			By:	Apollo Management VI, L.P.
Its sole and managing member

				By:	AIF VI Management, LLC
Its General Partner

					By:	/s/ Jessica Lomm
					Name:	Jessica Lomm
					Title:	Vice President

VERSO PAPER INVESTMENTS LP

By: Verso Paper Investments Management LLC
Its General Partner

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

	By:	/s/ Jessica Lomm
	Name:	Jessica Lomm
	Title:	Vice President

VERSO PAPER INVESTMENTS MANAGEMENT, LLC

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President

CMP APOLLO LLC

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By: AIF VI Management, LLC
Its General Partner

	By:	/s/ Jessica Lomm
	Name:	Jessica Lomm
	Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By: APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Jessica Lomm
	Name:	Jessica Lomm
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By: APOLLO MANAGEMENT HOLDINGS, GP, LLC
Its General Partner

	By:	/s/ Jessica Lomm
	Name:	Jessica Lomm
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Jessica Lomm
Name:	Jessica Lomm
Title:	Vice President